                                                                      EX-99.23.q

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, the Gateway Variable Insurance Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is the Chairman, Principal Executive Officer and a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints J. PATRICK ROGERS, his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of October, 2001.


                                  /s/
                             -------------------------------------------------
                             Walter G. Sall
                             Chairman, Principal Executive Officer and Trustee


STATE OF OHIO                  )
                               ) ss:
COUNTY OF HAMILTON             )

         Before me, a Notary Public, in and for said county and state, personally appeared Walter G. Sall, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 31st day of October, 2001.

                             /s/ Donna M. Squeri
                             ----------------------------
                             Notary Public


                             My commission expires: no expiration
                                                    ----------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, the GATEWAY VARIABLE INSURANCE TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         NOW, THEREFORE, the undersigned hereby constitutes and appoints J. PATRICK ROGERS and WALTER G. SALL and each of them, its attorneys for it and in its name, place and stead, and in its office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 31st day of October, 2001.

ATTEST:                                GATEWAY VARIABLE INSURANCE TRUST



By:   /s/                              By:   /s/
    --------------------------------       -------------------------------------
Donna M. Squeri, Secretary                      J. Patrick Rogers, President


STATE OF OHIO                )
                             )ss:
COUNTY OF HAMILTON           )

         Before me, a Notary Public, in and for said county and state, personally appeared J. Patrick Rogers, President, who represented that he is duly authorized in the premises, and who is known to me to be the persons described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 31st day of October, 2001.

                                          /s/ Donna M. Squeri
                                          ----------------------------
                                          Notary Public


                                          My commission expires: no expiration
                                                                -------------


STATE OF OHIO                )
                             ) ss:
COUNTY OF HAMILTON           )

         Before me, a Notary Public, in and for said county and state, personally appeared Donna M. Squeri, Secretary, who represented that she is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 31st day of October, 2001.


                                          /s/ Shirley Hembree
                                          -----------------------------------
                                          Notary Public


                                          My commission expires: 9-1-2004
                                                                 --------

                                   CERTIFICATE



         The undersigned, Secretary of the Gateway Variable Insurance Trust, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held October 31 2001, and is in full force and effect:
                  "WHEREAS, the GATEWAY VARIABLE INSURANCE TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints J. PATRICK ROGERS AND WALTER G. SALL and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."




Dated:  October 31, 2001                    THE GATEWAY VARIABLE INSURANCE TRUST

                                            By:   /s/
                                                 ------------------------------
                                            Donna M. Squeri, Secretary

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, the Gateway Variable Insurance Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is the President of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints WALTER
G. SALL, his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of October, 2001.


                                                  /s/
                                          ------------------------------------
                                          J. Patrick Rogers, President


STATE OF OHIO             )
                          )ss:
COUNTY OF HAMILTON        )

         Before me, a Notary Public, in and for said county and state, personally appeared J. Patrick Rogers, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 31st day of October, 2001.

                                          /s/ Donna M. Squeri
                                          ----------------------------
                                          Notary Public


                                          My commission expires: no expiration
                                                                 ---------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, the Gateway Variable Insurance Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints J. PATRICK ROGERS AND WALTER G. SALL and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of October, 2001.


                                              /s/
                                       -------------------------------------
                                       Kenneth A. Drucker, Trustee


STATE OF OHIO               )
                            )ss:
COUNTY OF HAMILTON          )

         Before me, a Notary Public, in and for said county and state, personally appeared Kenneth A. Drucker, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 31st day of October, 2001.

                                       /s/ Donna M. Squeri
                                       ------------------------------------
                                       Notary Public


                                       My commission expires: no expiration
                                                              ----------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, the Gateway Variable Insurance Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints J. PATRICK ROGERS AND WALTER G. SALL and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of October, 2001.


                                           /s/
                                     -----------------------------------------
                                     R. S. Harrison, Trustee



STATE OF OHIO            )
                         )ss:
COUNTY OF HAMILTON       )

         Before me, a Notary Public, in and for said county and state, personally appeared R. S. Harrison, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 31st day of October, 2001.

                                     /s/ Donna M. Squeri
                                     ------------------------------------
                                     Notary Public


                                     My commission expires: no expiration
                                                           --------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, the Gateway Variable Insurance Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints J. PATRICK ROGERS AND WALTER G. SALL and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of October, 2001.


                                                /s/
                                    ----------------------------------------
                                    James E. Schwab, Trustee


STATE OF OHIO           )
                        )ss:
COUNTY OF HAMILTON      )

         Before me, a Notary Public, in and for said county and state, personally appeared James E. Schwab, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 31st day of October, 2001.

                                    /s/ Donna M. Squeri
                                    ----------------------------
                                    Notary Public


                                    My commission expires: no expiration
                                                          --------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, the Gateway Variable Insurance Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is the Vice President, Treasurer and Principal Accounting Officer of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints J. PATRICK ROGERS AND WALTER G. SALL and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of October, 2001.


                                  /s/
                            ---------------------------------------------------
                            Gary H. Goldschmidt
                            Vice President, Treasurer and Principal Accounting Officer

STATE OF OHIO          )
                       )ss:
COUNTY OF HAMILTON     )

         Before me, a Notary Public, in and for said county and state, personally appeared Gary H. Goldschmidt, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 31st day of October, 2001.

                            /s/ Donna M. Squeri
                            ----------------------------------------
                            Notary Public


                            My commission expires: no expiration
                                                   -----------------------